Exhibit 10.6

ASSIGNMENT AND JOINDER

This ASSIGNMENT AND JOINDER (“Agreement”) is dated April 14, 2010 by and among the Assignors listed on the signature page hereto (“Assignors”) and the Assignees listed on the signature page hereto (“Assignees”).

RECITAL

WHEREAS, pursuant to Stock Purchase Agreements dated as of April 12, 2010 among the parties hereto (the “Purchase Agreements”), Assignors have agreed to sell to Assignees, and Assignees have agreed to purchase, shares of Series C Convertible Preferred Stock (the “Transferred Shares”) of Image Entertainment, Inc. (the “Company”).

WHEREAS, in connection with the purchase and sale of the Transferred Shares, Assignors have agreed to assign to Assignees certain rights under the Registration Rights Agreement dated January 8, 2010 among the Company, Assignors and JH Partners, LLC, as Investor Representative (the “Registration Rights Agreement”), and Assignees have agreed to assume certain obligations thereunder.

AGREEMENT

ACCORDINGLY, the parties agree as follows:

SECTION 1.  Assignment of Registration Rights.  In accordance with Section 11(d) of the Registration Rights Agreement, Assignors assign, transfer and convey to Assignees as of the date hereof their rights under the Registration Rights Agreement pertaining to the Transferred Shares such that the shares of the Company’s common stock issuable upon conversion of such Transferred Shares shall be “Registrable Securities” under the Registration Rights Agreement and Assignees shall be “Investors” thereunder.

SECTION 2.  Assumption of Obligations.  Assignees hereby unconditionally and irrevocably assume all of the duties and obligations of Assignors hereafter accruing or arising under the Registration Rights Agreement related to the Transferred Shares.  Assignees confirm that as of the date hereof they shall be deemed parties to the Registration Rights Agreement as “Investors,” and Assignees agree to be bound by all the terms of, and to undertake all such obligations of, Investors under such agreement.

SECTION 6.  Miscellaneous.  Each party to this Agreement shall execute and deliver such instruments, documents and other written information and take such other actions as the other parties may reasonably require in order to carry out the intent of this Agreement.  This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one instrument.  The laws of Delaware shall govern the validity and interpretation hereof and the performance of the parties hereto of their respective duties and obligations.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement.

ASSIGNORS:

JH PARTNERS EVERGREEN FUND, LP
a Delaware limited partnership

By:	JH Investment Management III, LLC
Its:	General Partner

By:	/s/ JOHN C. HANSEN
	Name:	John C. Hansen
	Its:	Managing Member

JH INVESTMENT PARTNERS III, LP,
a Delaware limited partnership

By:	JH Investment Management, LLC
Its:	General Partner

By:	/s/ JOHN C. HANSEN
	Name:	John C. Hansen
	Its:	Managing Member

JH INVESTMENT PARTNERS GP FUND III, LLC

By:	JH Investment Management, LLC
Its:	Manager

By:	/s/ JOHN C. HANSEN
	Name:	John C. Hansen
	Its:	Managing Member

SIGNATURE PAGE TO ASSIGNMENT AND JOINDER

ASSIGNES:

/s/ THEODORE S. GREEN
Theodore S. Green

/s/ JOHN AVAGLIANO
John Avagliano

PRODUCERS SALES ORGANIZATION

By:	/s/ JOHN HYDE
	Name:	John Hyde
	Its:	VP

/s/ RAY GAGNON
Ray Gagnon

SIGNATURE PAGE TO ASSIGNMENT AND JOINDER

Acknowledged:

IMAGE ENTERTAINMENT, INC.,
a Delaware corporation

By:	/s/ THEODORE S. GREEN

Its:	Theodore S. Green

SIGNATURE PAGE TO ASSIGNMENT AND JOINDER